  SCHEDULE 14C INFORMATION

INFORMATION STATEMENT PURSUANT TO SECTION 14(C)
OF THE SECURITIES EXCHANGE ACT OF 1934

Check the appropriate box:

[ ]Preliminary Information Statement	[ ] Confidential, for use of the Commission
Only (as permitted by Rule 14c-d(d)(2))

[X ]Definitive Information Statement

FBEC Worldwide, Inc.

f/k/a Frontier Beverage Company, Inc.
(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box)

[  X  ] No Fee Required

[   ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

Common Stock, par value $.001 per share

     (2)  Aggregate number of securities to which transaction applies:

2,242,170,496  common shares

     (3)  Per Unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[   ] Fee paid previously with preliminary materials.

[   ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

FBEC Worldwide, Inc.
1621 Central Ave
Cheyenne, WY 82001

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. THE ACTIONS DESCRIBED IN THIS INFORMATION STATEMENT HAVE ALREADY BEEN APPROVED BY THE WRITTEN CONSENT OF SHAREHOLDERS WITH A MAJORITY OF THE VOTING RIGHTS. A VOTE OF THE REMAINING SHAREHOLDERS IS NOT NECESSARY.

NOTICE OF WRITTEN CONSENT OF STOCKHOLDERS IN LIEU OF MEETING

This Information Statement is being furnished to the shareholders of record of FBEC Worldwide, Inc. (hereinafter referred to as the “Corporation”) to advise them that the Board of Directors of the Corporation, having sixty-six and sixty-seven one hundredth percent (66.67%) of the total voting shares of the Corporation, have given their written consent (the “Written Consents”) on November 17, 2014 to effectuate a reverse stock split of 1:1,000 of the Corporation’s common stock. A change to the Name of the Corporation from Frontier Beverage Company, Inc. to FBEC Worldwide, Inc. There will be no change to the stock symbol of the company.  We are not holding a meeting of stockholders in connection because the Written Consents have been received. Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended, the corporate actions described in this notice can be taken no sooner than 20 days after the accompanying Information statement is first sent or given to the Company’s stockholders. An informational statement on Form 8-k was filed with the Securities and Exchange Commission on December 18, 2014. The actions were effective on December 23, 2014.

This information statement is being provided to you for information purposes only. Your vote is not required to approve the actions set forth in this Information Statement. This Information Statement does not relate to an annual or special meeting of stockholders.

January 14, 2015

By order of the Board of Directors /s/ Ian Hobday Ian Hobday Director

FBEC Worldwide, Inc.
1621 Central Ave
Cheyenne, WY 82001

INFORMATION STATEMENT

ITEM 1.   STATEMENT THAT PROXIES ARE NOT SOLICITED

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

ITEM 2.   INFORMATION REQUIRED BY ITEMS OF SCHEDULE 14C

1. Date, Time and Place Information
This Information Statement, expected to be mailed to stockholders of FBEC Worldwide, Inc. (hereinafter referred to as the “Corporation” or “us” or “we”) of record as of December 11, 2014 on or about January 14, 2015, is furnished in connection with actions which were approved by more than sixty-six and sixty-seven one hundredth percent (66.67%) of the total voting shares of the Corporation on November 17, 2014.

2. Dissenters Rights of Appraisal
There are no dissenters’ rights of appraisal. Neither the Corporation’s by-laws nor the Nevada Revised Statutes provide for any dissenters’ rights of appraisal in this transaction.

3. Voting Securities and Principals Thereof

Class	Number Outstanding	Total Number of Votes
Series A Preferred Stock	10,000	66.67%

Total	10,000	66.67%(1)

Vinyl Goove Productions, Inc. Series A Preferred		66.67%
Vinyl Groove productions, Inc. Total Votes		66.67%

(1.)
As long as 1 share of Series A Preferred Stock is outstanding the class votes as 66.67% of the outstanding votes available to vote. No common shares were required to vote for the transaction. The Preferred Stock is not required to be converted in order to vote. The Series A Preferred Shares are owned by Vinyl Groove Productions, Inc. where William Coogan is the beneficial owner.

Record Date for Vote: December 11, 2014.

The following table sets forth certain information with respect to the ownership of the Corporation’s Common Stock by (i) each officer and director, (ii) each person (including any “group” as such term is defined in Section 13(d)(3) of the Exchange Act) known by the Corporation to be the beneficial owner of more than five (5%) percent of any class of the Corporation’s Common Stock and (iii) directors and officers as a group. The information is determined in accordance with Rule 13d-3 promulgated under the Exchange Act. Except as indicated below, the shareholders possess sole voting and investment power with respect to their shares. As of December 11, 2014, the Corporation had 2,242,170,496 shares of Common Stock issued and outstanding.

Title of Class	Name & Address of of Beneficial Owner	Amount & Nature of Beneficial Owner		Percent of Class
Common Stock	Vinyl Groove Productions, Inc.	0		0.0%
	1621 Central Ave Cheyenne, WY 82001

Common Stock	All Directors and Officers and Affiliates	0		0.0%
	as a Group
Preferred Stock	Vinyl Groove Productions, Inc.	10,000	(2)	100%
	1621 Central Ave Cheyenne, WY 82001

Preferred Stock	All Directors and Officers and Affiliates	10,000	(2)	100%
	as a Group

(2.)
As long as 1 share of Series A Preferred Stock is outstanding the class votes as 66.67% of the outstanding votes available to vote. No common shares were required to vote for the transaction. The Preferred Stock is not required to be converted in order to vote. The Series A Preferred Shares are owned by Vinyl Groove Productions, Inc. where William Coogan is the beneficial owner.

4. Authorization of Reverse Split on Corporations Common Stock and Stock Symbol Change

Proposal:    Amend Frontier Beverage Company, Inc.’s Articles of Incorporation in order to reverse the outstanding shares of common stock. 1:1,000. Under the reverse split each 1,000 shares of our Common Stock will be automatically be converted into 1 share of Common Stock. To avoid the issuance of fractional shares the Company will pay cash for such fractional shares. The effective date of the stock Split was on December 23, 2014. The Board of Directors will also requested a name change to FBEC Worldwide, Inc. No symbol change for trading of the common stock was required.

Principal Reasons for Reverse Split and Name Change:

The Corporation’s management believes that it is in the best interest of the Corporation to effectuate a reverse split in order to increase the share price to prepare for acquisitions. The name change was requested to better identify the company and associate the name with its business plan.

 The voting and other rights that accompany the Company’s securities will not be affected by the change in the Company’s corporate name. The Company’s stock symbol, which is currently “FBEC” will not change but the CUSIP number has. Stockholders may, but need not, exchange their certificates to reflect the change in corporate name. Your existing certificate will continue to represent shares of the Company’s common stock as if the name had not changed. The Company’s transfer agent will issue stock certificates with the Company’s new name as stock certificates are sent in upon transfers of shares by existing stockholders.

5. Voting Procedures

As of December 11, 2014 there were 2,242,170,496 shares of Common Stock and 10,000 shares of Series A Preferred Stock issued and outstanding, all of which are eligible to vote on any matter which may be voted upon by the stockholders of the Corporation. Section 78.320 of the Nevada Revised Statutes states that any action required to be taken at any annual or special meeting of stockholders of the Corporation, may be taken without a meeting, by the written consent of at least a majority of the voting power, or such different number as would be required to take such action at a meeting. Pursuant to the Corporation’s By-laws, the written consent of a majority of the outstanding and voting shares of the Corporation would be required to authorize, or take, any action at a meeting at which all shares entitled to vote thereon were present and voted, and therefore a majority of the voting power shall be required to approve the written consent. This Information Statement will be mailed to all stockholders of record as of December 11, 2014, and shall be mailed on or about January 14, 2015. A Form 8-K was filed with the Securities and Exchange Commission informing them and the shareholders of these action on  December 18, 2014.

6. Delivery of Documents to Security Holders Sharing an Address.

Only one information statement is being delivered to multiple stockholders sharing an address, unless we have received contrary instructions from one or more of such stockholders. We will undertake to deliver promptly upon written or oral request a separate copy of the information statement to a stockholder at a shared address to which a single copy of the information statement was delivered. You may make a written or oral request by sending a written notification to our principal executive offices stating your name, your shared address, and the address to which we should direct the additional copy of the information statement or by calling our principal executive offices. If multiple stockholders sharing an address have received one copy of this information statement and would prefer us to mail each stockholder a separate copy of future mailings, you may send notification to or call our principal executive offices. Additionally, if current stockholders with a shared address received multiple copies of this information statement and would prefer us to mail one copy of future mailings to stockholders at the shared address, notification of such request may also be made by mail or telephone call to our principal executive offices.

ITEM 3.   INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

Not Applicable.

THIS INFORMATION STATEMENT IS PROVIDED TO YOU FOR INFORMATION PURPOSES ONLY. NO ACTION ON YOUR PART IS SOUGHT OR REQUIRED.

January 14,  2015

By order of the Board of Directors /s/ Ian Hobday Ian Hobday President and Director

SCHEDULE 14C INFORMATION STATEMENT
Pursuant to Regulation 14C of the Securities Exchange Act of 1934 as amended

FBEC WORLDWIDE, INC.
1621 Central Ave
Cheyenne, WY 82001

WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A PROXY

This Information Statement is furnished by the Board of Directors of FBEC Worldwide, Inc., a Nevada corporation, to the holders of record at the close of business on the record date, December 11, 2014, of our corporation's outstanding common stock, $0.001 par value per share, pursuant to Rule 14c−2 promulgated under the Securities Exchange Act of 1934, as amended. This Information Statement is being furnished to such stockholders for the purpose of informing the stockholders in regards to:

a)
an amendment to our Articles of Incorporation to effectuate a reverse split of 1:1,000 the Corporation’s Common Stock and make a change to the Corporation’s name from Frontier Beverage Company, Inc. to FBEC Worldwide, Inc.

The Corporation’s management believes that it is in the best interest of the Corporation to effectuate a reverse split in order to increase the share price to prepare for acquisitions. The name change was requested to better identify the company and associate the name with its business plan.

 The voting and other rights that accompany the Company’s securities will not be affected by the change in the Company’s corporate name. The Company’s stock symbol, which is currently “FBEC” will not change but the CUSIP number has. Stockholders may, but need not, exchange their certificates to reflect the change in corporate name. Your existing certificate will continue to represent shares of the Company’s common stock as if the name had not changed. The Company’s transfer agent will issue stock certificates with the Company’s new name as stock certificates are sent in upon transfers of shares by existing stockholders.

Our Board of Directors unanimously approved the Amendments to our Articles of Incorporation on November 17, 2014.

The holders of the majority of the voting rights of our corporation gave us their written consent to the Amendment to our Articles of Incorporation on November 17, 2014. Therefore, following the expiration of the twenty day (20) period mandated by Rule 14c and the provisions of Chapter 78 of the Nevada Revised Statutes, our corporation will file Articles of Amendment to amend our Articles of Incorporation to give effect to the Amendments, and also file the reverse stock split and name change application with FINRA.

The Articles of Amendment became effective on December 8, 2014 when accepted by the Wyoming Secretary of State. We began trading under the changed name and the reverse was effected on December 23, 2014.

The entire cost of furnishing this Information Statement will be borne by our corporation. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of our common stock held of record by them.

Our Board of Directors has fixed the close of business on December 11, 2014, as the record date for the determination of shareholders who are entitled to receive this Information Statement. There were 2,242,170,496 shares of our common stock issued and outstanding on December 11, 2014. This Information Statement will be mailed on or about January 14, 2015 to all shareholders of record as of the record date.

PLEASE NOTE THAT THIS IS NOT A REQUEST FOR YOUR VOTE OR A PROXY STATEMENT, BUT RATHER AN INFORMATION STATEMENT DESIGNED TO INFORM YOU OF THE AMENDMENTS TO OUR ARTICLES OF INCORPORATION.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

PLEASE NOTE THAT THIS IS NOT AN OFFER TO PURCHASE YOUR SHARES.

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

Except as disclosed elsewhere in this Information Statement, since June 30, 2014, being our last completed financial year, none of the following persons has any substantial interest, direct or indirect, by security holdings or otherwise in any matter to be acted upon:

1 any director or officer of our corporation;
2 any proposed nominee for election as a director of our corporation; and
3 any associate or affiliate of any of the foregoing persons.

The shareholdings of our officers are listed below in the section entitled "Principal Shareholders and Security Ownership of Management". To our knowledge, no director has advised that he intends to oppose the Amendments to our authorized capital or to the Sale, as more particularly described herein.

PRINCIPAL SHAREHOLDERS AND SECURITY OWNERSHIP OF MANAGEMENT

As of the record date, December 11, 2014, we had a total of 2,242,170,496 shares of common stock ($0.001 par value per share) issued and outstanding.

The following table sets forth, as of December 11, 2014, certain information with respect to the beneficial ownership of our common stock by each stockholder known by us to be the beneficial owner of more than 5% of our common stock and by each of our current directors and executive officers. Each person has sole voting and investment power with respect to the shares of common stock, except as otherwise indicated. Beneficial ownership consists of a direct interest in the shares of common stock, except as otherwise indicated.

Title of Class	Name & Address of of Beneficial Owner	Amount & Nature of Beneficial Owner		Percent of Class
Common Stock	Vinyl Groove Productions, Inc.	0		0.0%
	1621 Central Ave Cheyenne, WY 82001

Common Stock	All Directors and Officers and Affiliates	0		0.0%
	as a Group
Preferred Stock	Vinyl Groove Productions, Inc.	10,000	(2)	100%
	1621 Central Ave Cheyenne, WY 82001

Preferred Stock	All Directors and Officers and Affiliates	10,000	(2)	100%
	as a Group

(2.)
As long as 1 share of Series A Preferred Stock is outstanding the class votes as 66.67% of the outstanding votes available to vote. No common shares were required to vote for the transaction. The Preferred Stock is not required to be converted in order to vote. The Series A Preferred Shares are owned by Vinyl Groove Productions, Inc. where William Coogan is the beneficial owner.

AMENDMENT TO OUR CORPORATION'S ARTICLES

Our Amended Articles of Incorporation (the "Articles") in order to reverse the outstanding shares of common stock. 1:1,000. Under the reverse split each 1,000 shares of our Common Stock will be automatically be converted into 1 share of Common Stock. To avoid the issuance of fractional shares the Company will pay cash for such fractional shares. The effective date of the stock Split was on December 23, 2014. The Board of Directors will also requested a name change to FBEC Worldwide, Inc. No symbol change for trading of the common stock was required. The adoption of the amendment to our Articles of Incorporation will not of itself cause any changes in our capital accounts.

We do not have any provisions in our Articles, by laws, or employment or credit agreements to which we are party that have anti−takeover consequences. We do not currently have any plans to adopt anti−takeover provisions or enter into any arrangements or understandings that would have anti−takeover consequences. In certain circumstances, our management may issue additional shares to resist a third party takeover transaction, even if done at an above market premium and favored by a majority of independent shareholders.

Shareholder approval for the Amendment to our Articles and our subsequent FINRA application for a reverse split and name change was obtained by written consent of shareholders owning 66.67% of the corporations voting rights on December 11, 2014. The changes described herein took effect on December 23, 2014

DISSENTERS RIGHTS

Under Nevada law, shareholders of our common stock are not entitled to dissenter's rights of appraisal with respect to our proposed Amendments to our Articles of Incorporation.

FINANCIAL AND OTHER INFORMATION

For more detailed information on our Corporation, including financial statements, you may refer to our Form 10−K and other periodic filings made with the SEC from time to time. Additional copies are available on the SEC's EDGAR database at www.sec.gov or by calling our corporate office at 877-291-0053.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, FBEC Worldwide, Inc. has duly caused this report to be signed by the undersigned hereunto authorized.

January 13, 2015

FBEC WORLDWIDE, INC.

/s/Ian Hobday
Ian Hobday
Director